UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CERUS CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)

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CoVote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. The election of the three nominees for director named in the Proxy Statement, to hold office until the 2027 Annual Meeting of Stockholders. For Nominees: 01) Daniel N. Swisher Jr. 02) Frank Witney, Ph.D 03) Eric Bjerkholt 2. The approval of an amendment and restatement of the Company’s Amended and Restated 2008 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 5 million shares and to make certain other changes thereto as described further in the accompanying Proxy Statement. For 3. The approval of an amendment and restatement of the Company’s Amended and Restated Employee Stock Purchase Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 2 million shares. For 4. The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. For 5. The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V46689-P09249

Your Vote Counts! CERUS CORPORATION 2025 Annual Meeting Vote by June 2, 2025 11:59 PM ET CERUS CORPORATION ATTN: CHRYSTAL JENSEN 1220 CONCORD AVE., SUITE 600 CONCORD, CA 94520 V72863-P29921 You invested in CERUS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2025. Get informed before you vote View the Notice and Proxy Statement and our Annual Report, which includes the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2025 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/CERS2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. The election of the two nominees for director named in the Proxy Statement to hold office until the 2028 Annual Meeting of Stockholders. For Nominees: 01) Jami Dover Nachtsheim 02) Hua Shan, MD, Ph.D. 2. The approval of an amendment and restatement of the Company’s 2024 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 10 million shares and to make certain other changes thereto as described further in the accompanying Proxy Statement. For 3. The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. For 4. The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V72864-P29921